Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF ACCESS TO MONEY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael J. Dolan, Chief Financial Officer of Access to Money, Inc. (the "Company"), hereby certify that, to my knowledge, the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 19, 2010                                                                By:         /s/ Michael J. Dolan
    Michael J. Dolan
    Chief Financial Officer